Impairment of Real Estate	12 Months Ended
Dec. 31, 2011
Impairment of Real Estate [Abstract]
Impairment of Real Estate
Impairment of Real Estate Investments

The Company assesses on a regular basis whether there are any indicators that the carrying value of real estate assets may be impaired. Potential indicators may include an increase in vacancy at a property, tenant reduction in utilization of a property, tenant financial instability and the potential sale of the property in the near future. An asset is determined to be impaired if the asset's carrying value is in excess of its estimated fair value.

During 2011 and 2010, the Company recognized aggregate impairment charges of $41,301 and $2,955, respectively, on real estate assets classified in continuing operations. The Company has explored the possible disposition of some non-core properties, including retail, underperforming and multi-tenant properties and determined that the expected undiscounted cash flows based upon revised estimated holding periods of certain of these properties were below the current carrying values. Accordingly, the Company reduced the carrying value of these properties to their estimated fair values. Two of these properties have outstanding non-recourse mortgage debt, net of lender escrows, of $20,653. The properties were written down to the estimated aggregate fair value of $14,655, which is $5,998 less than the corresponding non-recourse mortgages encumbering the properties.

During 2011, 2010 and 2009, the Company recognized $76,142, $50,061 and $99,590, respectively, of impairment charges in discontinued operations, relating to real estate assets that were ultimately disposed of below their carrying value.

During 2010, the Company recognized an other-than-temporary impairment of $168 on a bond investment secured by real estate assets. The Company sold investments in debt securities in 2009 for $9,451 and realized a loss $491.